FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       August 13, 2007
                                                --------------------------------

                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                    000-50990                 13-3894120
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(State or other jurisdiction    Commission File Number:        (IRS Employer
     or incorporation)                                       Identification No.)


   120 Broadway, 31st Floor, New York, NY                        10271
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (212) 655-2000
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))


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Item 8.01 Other Events
          ------------

     The Company announced today that its Board of Directors has declared an increase in the regular dividend for its common stock to $0.05 per share from $0.025 per share payable September 27, 2007 to stockholders of record as of September 14, 2007. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01 - Financial Statements and Exhibits

The following exhibit is filed as part of this report.


Number                          Description
-------------------------------------------

99.1 Copy of press release issued by Tower Group, Inc. dated August 13, 2007.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     Tower Group, Inc.
                                        ----------------------------------------
                                                       (Registrant)

Date  August 13, 2007
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                                         /s/ Francis M. Colalucci
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                                                       (Signature)*
                                         Francis M. Colalucci
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer


*Print name and title of the signing officer under his signature.